                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 3, 2000



                               QUOKKA SPORTS, INC.
         ---------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
         ---------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


                 000-26311                   94-3250045
         ---------------------------------------------------------------
          (Commission File Number)   (I.R.S. Employer Identification No.)


            525 Brannan Street, Ground Floor, San Francisco, CA 94107
         ---------------------------------------------------------------
                    (Address of Principal Executive Offices)


                                 (415) 908-3800
         ---------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                 Not Applicable
         ---------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

                      INFORMATION TO BE INCLUDED IN REPORT

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On October 3, 2000, pursuant to a Purchase Agreement and Plan of Reorganization, dated as of June 8, 2000, as amended (the "Agreement"), by and among Quokka Sports, Inc. ("Quokka"), Golf.com, L.L.C. ("Golf.com"), and each of the following members of Golf.com: GolfData Corporation, The New York Times Company Magazine Group, Inc., MediaOne Interactive Services, Inc., Total Sports Inc. and Otto Candies, L.L.C. (successor in interest to Otto Candies, Inc.) (collectively, the "Selling Members"), Quokka completed the acquisition of approximately 71% of the outstanding membership interests of Golf.com (the "Acquisition"). The remaining 29% of the membership interests of Golf.com are held by NBC-Golf.com Holding, Inc., the successor-in-interest to NBC Multimedia, Inc.

     For accounting purposes, the Acquisition is being treated as a purchase. As consideration for the transaction, 3,890,150 shares of Quokka common stock was issued in exchange for the full ownership interests of the Selling Members. The Selling Members were given certain registration rights as set forth in an Amended and Restated Investors' Rights Agreement, dated as of September 15, 2000, by and among Quokka and the individuals and entities identified on Exhibit A thereto. Approximately ten percent of the shares of Quokka common stock issued to the Selling Members were placed in escrow to secure certain indemnification obligations contained in the Agreement. Subject to outstanding claims, the escrow will terminate on October 3, 2001, the one-year anniversary of the closing of the Acquisition.

     The amount of consideration and other terms of the Agreement were determined through arms-length negotiations between Quokka and Golf.com.

     MediaOne Interactive Services, Inc., one of the Selling Members, is a greater than five-percent stockholder of Quokka.

     Golf.com is an award-winning Internet property dedicated to the golf community. Golf.com's web site offers premium content, original storyline features, near real time scores and statistics, community products, and services such as tee time reservations, travel and pro shop. Golf.com is the primary golf coverage vehicle for MSNBCSports. Golf.com generates revenue primarily through advertising sales and sales of golf-related products and services.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
           STATEMENTS AND EXHIBITS.

(a) Financial Statements of Business Acquired.

See Quokka's Definitive Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed with the Securities and Exchange Commission on September 1, 2000.

(b) Pro Forma Financial Information.

See Quokka's Definitive Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed with the Securities and Exchange Commission on September 1, 2000.

(c) Exhibits.

     The following exhibits are filed herewith:


2.1* Purchase Agreement and Plan of Reorganization, dated as of June 8, 2000, as amended (the "Agreement"), by and among Quokka
               Sports, Inc., Golf.com, L.L.C. ("Golf.com"), and each of the following members of Golf.com: GolfData Corporation, The New York
               Times Company Magazine Group, Inc., MediaOne Interactive
               Services, Inc., Total Sports Inc. and Otto Candies, L.L.C.
               (successor in interest to Otto Candies, Inc.)

4.1**          Amended and Restated Investors' Rights Agreement, dated as of
               September 15, 2000, by and among Quokka Sports, Inc. and the individuals and entities identified on Exhibit A thereto

99.1           Press release entitled "Quokka Sports Closes Acquisition of
               Controlling Interest of Golf.com" dated October 3, 2000

------------------------------------

* Incorporated by reference to annexes filed with Quokka Sports, Inc.'s Definitive Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed with the Securities and Exchange Commission on September 1, 2000.

** Incorporated by reference to exhibits filed with Quokka Sports, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 19, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           QUOKKA SPORTS, INC.
                                           (the Registrant)


                                           By: /s/ Les Schmidt
                                               ---------------------------------
                                           Les Schmidt
                                           Executive Vice President,
                                           Chief Financial Officer and Secretary


     Dated: October 17, 2000

                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------



(a) Financial Statements of Business Acquired.

See Quokka's Definitive Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed with the Securities and Exchange Commission on September 1, 2000.

(b) Pro Forma Financial Information.

See Quokka's Definitive Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed with the Securities and Exchange Commission on September 1, 2000.

(c) Exhibits.

     The following exhibits are filed herewith:

2.1* Purchase Agreement and Plan of Reorganization, dated as of June 8, 2000, as amended (the "Agreement"), by and among Quokka
               Sports, Inc., Golf.com, L.L.C. ("Golf.com"), and each of the following members of Golf.com: GolfData Corporation, The New York
               Times Company Magazine Group, Inc., MediaOne Interactive
               Services, Inc., Total Sports Inc. and Otto Candies, L.L.C.
               (successor in interest to Otto Candies, Inc.)

4.1**          Amended and Restated Investors' Rights Agreement, dated as of
               September 15, 2000, by and among Quokka Sports, Inc. and the individuals and entities identified on Exhibit A thereto

99.1           Press release entitled "Quokka Sports Closes Acquisition of
               Controlling Interest of Golf.com" dated October 3, 2000

------------------------------------

* Incorporated by reference to annexes filed with Quokka Sports, Inc.'s Definitive Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 filed with the Securities and Exchange Commission on September 1, 2000.

** Incorporated by reference to exhibits filed with Quokka Sports, Inc.'s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 19, 2000.